UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2026

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-36033	98-1226628
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

c/o Theravance Biopharma US, LLC

901 Gateway Boulevard

South San Francisco, CA 94080

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share $0.00001 Par Value	TBPH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 28, 2026, Theravance Biopharma, Inc., an exempted company with limited liability incorporated under the Laws of the Cayman Islands (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Zymeworks Inc., a Delaware corporation (“Parent”), and Zymeworks Merger Sub 1, an exempted company with limited liability incorporated under the Laws of the Cayman Islands and a wholly owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Company”). Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions set forth therein, at the effective time of the Merger (the “Effective Time”), each ordinary share, par value $0.00001 per share, of the Company (“Ordinary Share”) issued and outstanding immediately prior to the Effective Time (other than Canceled Shares and Dissenting Shares) will be canceled and converted into the right to receive (i) $17.00 in cash, without interest (the “Per Share Cash Consideration”), and (ii) one contingent value right, which will represent the right to receive the CVR Payment Amount (as defined below), if any, at the times and subject to the terms and conditions provided for in the CVR Agreement (as defined and further described below), in cash, without interest (each, a “CVR” and, collectively, the “CVRs” and each CVR together with the Per Share Cash Consideration, the “Per Share Merger Consideration”).

At the Effective Time, each:

•	Company Option, whether vested or unvested, that is outstanding, unexercised and not yet expired as of immediately prior to the Effective Time will be canceled and converted into the right to receive, in full satisfaction of the rights of such holder, an amount in cash, without interest, equal to (i) the excess, if any, of the Per Share Cash Consideration over the exercise price of such Company Option, multiplied by (ii) the number of Ordinary Shares underlying such Company Option (subject to any required tax withholdings as provided in the Merger Agreement) plus (iii) one CVR for each Ordinary Share underlying such Company Option. However, any Company Option that has an exercise price per Ordinary Share that is greater than or equal to the Per Share Cash Consideration will cease to be outstanding, be canceled and cease to exist and the holder of any such Company Option will not be entitled to payment of the Per Share Merger Consideration.

•	Company RSU Award that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be canceled and automatically converted into a right to receive an amount in cash, without interest, equal to (i) the Per Share Closing Consideration multiplied by (ii) the number of Ordinary Shares underlying such Company RSU Award (subject to any required tax withholdings as provided in the Merger Agreement) plus (iii) one CVR for each Ordinary Share underlying such Company RSU Award.

•	Company PSU Award that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be canceled in exchange for the right to receive an amount in cash, without interest, equal to (i) the Per Share Cash Consideration multiplied by (ii) the number of Ordinary Shares with respect to such Company PSU Award that remain outstanding and unreleased as of immediately prior to the Effective Time, plus (iii) one CVR for each Ordinary Share underlying such Company PSU Award.

Consummation of the Merger is subject to customary closing conditions, including, without limitation, the absence of certain legal restraints preventing or otherwise making illegal the consummation of the Merger, the absence of a material adverse effect with respect to the Company that is continuing, the expiration or termination of any waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Merger (“HSR Act Clearance”) and the approval of the Merger Agreement, the Merger and the other transactions contemplated thereby by the affirmative vote of holders of Ordinary Shares representing at least two-thirds of the Ordinary Shares (the “Company Requisite Vote”) present and voting in person or by proxy as a single class at an extraordinary general meeting of the Company for the purpose of approving the Merger Agreement, the Merger and the other transactions contemplated thereby (the “Shareholder Meeting”).

The parties expect the Merger and the other transactions contemplated by the Merger Agreement to close in the second half of 2026. The Merger Agreement provides that as promptly as reasonably practicable after the date of the Merger Agreement, the Company, with the good faith cooperation of Parent and Merger Sub, will prepare and file a preliminary proxy statement relating to the Shareholder Meeting.

On or prior to the Closing Date, Parent and a rights agent selected by the Company and reasonably acceptable to Parent (the “Rights Agent”) will enter into a Contingent Value Rights Agreement, in the form attached as Exhibit A to the Merger Agreement, with such changes as may be permitted by the Merger Agreement (the “CVR Agreement”).

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. The Company is also subject to customary restrictions on its ability to solicit Acquisition Proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding Acquisition Proposals, with customary exceptions to allow the Board of Directors of the Company (the “Board of Directors”) to exercise its fiduciary duties. These exceptions include that, subject to the terms and conditions of the Merger Agreement, if the Company receives an Acquisition Proposal that did not result from the Company’s breach of its non-solicitation covenants, and following such receipt, the Board of Directors, upon the recommendation of the Strategic Review Committee, determines in good faith, after consultation with its financial advisor and outside legal counsel that such Acquisition Proposal constitutes a Superior Proposal or would reasonably be expected to result in a Superior Proposal.

Prior to obtaining the Company Requisite Vote, the Board of Directors may, in certain circumstances and upon the recommendation of the Strategic Review Committee, effect a Change of Recommendation, subject to complying with specified notice and other conditions set forth in the Merger Agreement.

The Merger Agreement contains certain customary termination rights for the Company and Parent. Subject to the terms and conditions of the Merger Agreement, the Company or Parent may terminate the Merger Agreement if the Merger is not consummated by December 28, 2026, which period may be extended automatically for two three-month periods if at the end of the prior period, all conditions to closing of the Merger other than conditions relating to HSR Act Clearance have been satisfied or waived as of such date (the “End Date”).

Upon termination of the Merger Agreement, in specified circumstances, the Company will be required to pay Parent a termination fee of $32,515,000. Such circumstances include, among others, where the Merger Agreement is terminated prior to the Company Requisite Vote (i) in connection with the Company accepting a Superior Proposal and entering into an Alternative Acquisition Agreement for the consummation of a transaction that the Board of Directors determines constitutes a Superior Proposal and (ii) due to the Board of Directors’ Change of Recommendation.

The Merger Agreement further provides that Parent will be required to pay the Company a reverse termination fee of $32,515,000 in the event the Merger Agreement is terminated in certain specified circumstances, including if the Merger is not consummated before the End Date because certain conditions related to HSR Act Clearance have not been satisfied or waived.

Parent has obtained a debt financing commitment from OMERS Life Sciences for the purpose of financing the transactions contemplated by the Merger Agreement. The obligation of Parent and Merger Sub to consummate the Merger is not subject to any financing condition or the receipt of any financing by the Parent.

The representations, warranties and covenants of the Company contained in the Merger Agreement have been made solely for the benefit of Parent and Merger Sub. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Merger Agreement and (ii) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. In addition, the representations, warranties and covenants have been qualified by (A) matters specifically disclosed in certain of the Company’s filings with the United States Securities and Exchange Commission (“SEC”), (B) confidential disclosures made to Parent and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement, and (C) materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its business.

Contingent Value Rights Agreement

Pursuant to the Merger Agreement, on or prior to the Closing Date, Parent and the Rights Agent will enter into the CVR Agreement governing the terms of the CVRs (the “CVR Agreement”). The CVRs are contractual rights only and are not transferable except under certain limited circumstances, will not be evidenced by a certificate or other instrument and will not be registered with the SEC or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent, any constituent company to the Merger or any of their respective subsidiaries.

Each CVR represents a non-tradeable contractual contingent right to receive (i) a pro rata share of 80% of the net proceeds (the “License Proceeds”) received by Parent or its affiliates (including the Surviving Company) from any license, divestiture or other monetization transaction of ampreloxetine (a “CVR Product License”) executed within the ten (10)-year period following the Effective Time (the “CVR License Expiration Date”), (ii) a pro rata share of $50 million in cash (the “First Commercial Sale Milestone Payment”) upon the first commercial sale of ampreloxetine by Parent or its affiliates (including the Surviving Company) in the U.S., UK, Spain, France, Germany or Italy on or prior to the CVR License Expiration Date and (iii) a pro rata share of 10% of the net sales (the “Royalties” and, together with the License Proceeds and the First Commercial Sale Milestone Payment, the “CVR Payment Amount”) received by Parent or its affiliates (including the Surviving Company), on a country-by-country basis, from the date of the first commercial sale until the later of the 10th anniversary of such date, patent expiration or the loss of exclusivity, in each case, subject to the terms and conditions of the CVR Agreement.

There can be no assurance (i) that a CVR Product License will be executed, or the First Commercial Milestone will occur, as of or prior to the CVR License Expiration Date (ii) that any License Proceeds or Royalties will become payable to Parent or its affiliates or (iii) that Parent will be required to make any CVR Payment Amount to holders of the CVRs.

Additional Information

The foregoing description of the Merger Agreement and the CVR Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement a copy of which is attached hereto as Exhibit 2.1, and the Form of CVR Agreement, which is attached as Exhibit A to the Merger Agreement, and the terms of which are incorporated herein by reference.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents that the Company files with the SEC.

Item 7.01.	Regulation FD Disclosure.

On June 29, 2026, the Company provided supplemental information regarding the Merger in communications to Company employees. Copies of those communications are furnished as Exhibits 99.2 and 99.3 and are incorporated herein by reference.

The information contained in Item 7.01 of this report, including the communications attached as Exhibits 99.2 and 99.3, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 29, 2026, the Company issued a press release announcing entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 28, 2026, by and among Theravance Biopharma, Inc., Zymeworks Inc. and Zymeworks Merger Sub 1*
99.1	Press Release, issued on June 29, 2026
99.2	CEO Letter to Employees
99.3	FAQs for Employees
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	The schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. Such forward-looking statements involve risks, uncertainties, and assumptions. All statements in this report, other than statements of historical facts, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans, intentions, designs, expectations, and objectives are forward-looking statements. The words “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “designed,” “developed,” “drive,” “estimate,” “expect,” “forecast,” “goal,” “indicate,” “intend,” “may,” “mission,” “opportunities,” “plan,” “possible,” “potential,” “predict,” “project,” “pursue,” “represent,” “seek,” “suggest,” “should,” “target,” “will,” “would,” and similar expressions (including the negatives thereof) are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements reflect our current views with respect to future events or our future financial performance, are based on assumptions, projections, estimates, expectations and beliefs, and involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including, but not limited to, (i) the approval of the Company’s shareholders for the proposed transaction, which may be delayed or may not be obtained, (ii) when the contingent consideration under the CVR Agreement will become payable, if at all, (iii) the risks inherent in the drug development process, including whether the development of the compound subject to the CVR Agreement will be commercially successful, (iv) the risk that the expected benefits of the proposed transaction will not be realized, (v) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (vi) any competing offers or acquisition proposals for the Company, (vii) the possibility that various conditions to the consummation of the proposed transaction may not be satisfied or waived and (viii) unanticipated difficulties or expenditures relating to the proposed transaction, the response of business partners and competitors to the announcement of the proposed transaction, including with respect to the Company’s collaboration with Viatris, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed transaction and (ix) risks related to potential restructuring activities in connection with the proposed transaction, including disruptions to the Company’s recognition or utilization of certain tax attributes. The actual financial impact of the proposed transaction may differ from the expected financial impact described in this Current Report on Form 8-K. In addition, the compounds described in this Current Report on Form 8-K are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this Current Report on Form 8-K should be evaluated together with the many uncertainties that affect the Company’s business, particularly the risk factors discussed in Part I, Item 1A of the Company’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” and Parent’s business, particularly the risk factors discussed in Part I, Item 1A of Parent’s most recent Annual Report on Form 10-K under the heading “Risk Factors,” as well as other documents that may be filed by the Company or Parent from time to time with the SEC. Neither the Company nor Parent undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made.

Important Additional Information and Where to Find It

In connection with the proposed transaction involving the Company and Parent, the Company intends to file a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) with the SEC. The Definitive Proxy Statement and proxy card will be delivered to the shareholders of the Company in advance of the extraordinary general meeting relating to the proposed transaction. This communication is not a substitute for the Definitive Proxy Statement or any other document that may be filed by the Company with the SEC. THE COMPANY’S SHAREHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF THE COMPANY AND PARENT WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the Definitive Proxy Statement and such other documents containing important information about the Company and Parent, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company and Parent will make available free of charge at the Company’s website at https://investor.theravance.com/sec-filings and at Parent’s website at https://ir.zymeworks.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

The Company and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in its definitive proxy statement for the 2026 annual meeting of shareholders, which was filed with the SEC on April 28, 2026, including under the headings “Proposal One: Election of Directors,” “Proposal Three: Advisory Vote on Executive Compensation,” “Corporate Governance,” “Executive Officers,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management.” To the extent holdings of the Company’s securities its respective directors or executive officers have changed since the amounts set forth in such proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct and indirect interests, by security holdings or otherwise, will be included in the Definitive Proxy Statement relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.theravance.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: June 29, 2026	By:	/s/ Rick E Winningham
Rick E Winningham
Chief Executive Officer